Exhibit 10.1
                                                               Client #:  17TE00

                           ACCOUNT PURCHASE AGREEMENT

This Account Purchase Agreement ("Agreement") is executed this 2nd day of May, 2001 between Torque Engineering Corporation, a Delaware Corporation ("Seller") and Crown Financial, L. L. C. ("Purchaser").

                                    RECITALS

     A. Seller desires to obtain cash on an accelerated basis by selling to Purchaser certain rights to payment for goods sold or leased and services rendered to third parties evidenced by one or more invoices ("Invoice(s)") constituting accounts receivable ("Account(s)") due Seller from a customer ("Customer") approved by Purchaser.

     B. Seller and Purchaser desire to establish a contractual format under which Seller would sell and Purchaser would purchase certain Accounts owed Seller by Customer.

     C. This Agreement shall serve as the master agreement between Seller and Purchaser concerning the purchase and sale of certain Accounts of Customer.

         NOW, THEREFORE, in consideration of the promises and undertakings set forth herein, the benefits accruing to Seller and Purchaser, and other good and valuable consideration, Seller and Purchaser hereby agree as follows:

                                   AGREEMENTS

     1. Purchase of Sale and Certain Accounts. Seller hereby sells, assigns, transfers, conveys and delivers to Purchaser and Purchaser hereby purchases and receives from Seller all right, title and interest of Seller in and to the Accounts due from Customer to Seller, including, without limitation, the full power and authority to collect the Accounts through legal action or otherwise. In order to qualify as an Account under this Agreement, a specific Invoice of an approved Customer must have been approved by Purchaser in Purchaser's sole and absolute discretion. Evidence of acceptance of an Account shall be indicated on Purchaser's standard Accounts Receivable Funding Report ("ARFR") form. The ARFR shall identify the Customer, the number(s) of the Invoice(s), the purchase price, the initial payment and the Discount (defined below).

     2. Purchase Price. The purchase price ("Purchase Price") of a qualifying Account will be determined out of the initial payment made by Purchaser indicated on the ARFR (which shall be sixty five percent (65%) of the net Invoice, unless stated otherwise on the ARFR), less an amount ("Discount") equal to:

          (a) 2.00% of the Invoice if the Invoice is paid within 20 days from the date of the initial payment by Purchaser, or

          (b) 3.75% of the Invoice if the Invoice is paid within 40 days from the date of the initial payment by Purchaser; or

          (c) 5. 25% of the Invoice if the Invoice is paid within 50 days from the date of the initial payment by Purchaser: or

          (d) 6.25% of the Invoice if the Invoice is paid within 60 days from the date of the initial payment by Purchaser; or

          (e) 7.75% of the Invoice if the Invoice is paid within 80 days from the date of the initial payment by Purchaser, or

          (f) 9.00% of the Invoice if the Invoice is paid within 90 days from the date of the initial payment by Purchaser; or

          (g) 13.00% of the Invoice if the invoice is paid within 120 days from the date of the initial payment by Purchaser, or

          (h) 17.00% of the Invoice if the invoice is paid within 150 days from the date of the initial payment by Purchaser, or

          (i) 21.00% of the Invoice if the invoice is paid within 180 days from the date of the initial payment by Purchaser, or

          (j) 35.00% of the Invoice if the invoice is paid after 180 days from the date of the initial payment by Purchaser, or

               The difference, if any, between the Purchase Price and the amount paid on the Invoice shall be the "Discount" earned by Purchaser. The percentage amounts indicated above to determine the Discount shall be called the "Discount Percentage."



                                                             Initials______

     3. Contingent Reserve. Each ARFR may provide for a hypothetical contingent reserve (the "Contingent Reserve") representing a holdback from the Purchase Price for the Invoice in the amount of the maximum possible Discount. The Contingent Reserve may only be applied by Purchaser to pay the Discount applicable to the specific Invoice for which it is created in the applicable ARFR. The Contingent Reserve as to each Invoice shall be promptly paid by Purchaser to Seller once the Discount is determined in accordance with Section 2 of this Agreement to be less than the amount of the Contingent Reserve. Upon the termination of the Agreement, or sooner in Purchaser's sole discretion, any unused portion of the Contingent Reserve shall be paid by Purchaser to Seller, without interest thereon.

     4. Qualifying Accounts Receivable. Purchaser shall have no obligation to acquire any Accounts from Seller under this Agreement. If Seller desires to sell an Invoice to Purchaser, however, the terms of the purchase and sale shall be governed by this Agreement. Purchaser reserves the right to reject any and all requests by Seller to sell an Account to Purchaser. All Accounts sold to Purchaser under this Agreement shall contain terms that payment is due within 30 days of invoice, shall be on invoice forms acceptable to Purchaser, and Seller must furnish Purchaser with proof of delivery of goods and/or services satisfactory to Purchaser. Original invoices, together with appropriate copies, shall also be furnished to Purchaser at the time of any acquisition of an Account under this Agreement.

     5. Investigations by Purchaser. Prior to the purchase of any Account or any time thereafter, Purchaser shall have the right to conduct such investigations of the Customer and the transaction giving rise to the Account as purchaser deems appropriate. Purchaser shall have the right periodically to verify that the Customer owing the Account is satisfied with the goods and/or services furnished by Seller in connection therewith and to conduct credit searches on the Customer. Any investigations or other information obtained by Purchaser with respect to the Customer is for the sole benefit of Purchaser.

     6. Notification to Customer. Purchaser shall have the right to require acknowledgement from the Customer of the sale of an Account and direct that all payments made on the Account purchased by Purchaser be made directly to Purchaser.

     7. Representations and Warranties of Seller. As an inducement for Purchaser to enter into this Agreement, and with knowledge that the truth and accuracy of such representations and warranties are being relied upon by Purchaser (notwithstanding any investigation by Purchaser), Seller represents and warrants to Purchaser that:

          (a) Seller is the sole owner and beneficiary of the Accounts and has not previously assigned, transferred or encumbered the Accounts or any interest therein, in whole or in part.

          (b) Seller has the full power and authority to sell the Accounts to Purchaser and has duly authorized its sale to Purchaser in accordance with this Agreement.

          (c) The applicable Invoice is for the amount stated in the corresponding ARFR and there are no setoffs, deductions, disputes, contingencies or counterclaims against Seller of any kind whatsoever which could affect payment of the Accounts.

          (d) No sums have been collected on any invoice, the full amount of each Invoice is presently due and owing to Seller and payment thereon by Customer is not contingent upon fulfillment of any other obligation at any time.

          (e) The Accounts are the result of a bona fide sale and delivery of goods or performance of services rendered by Seller to Customer in a commercial enterprise and not merely a purchase order.

          (f) To the best of Seller's knowledge, all financial information concerning Seller or Customer delivered by Seller to Purchaser in connection with this Agreement or the purchase and sale of the Accounts are true, accurate and complete in all material respects.

          (g) Seller will not modify the terms of the Accounts with Customer unless Purchaser's prior written consent is given.

          (h) To the best of Seller's knowledge, Seller has all requisite licenses, patents and trademarks to allow it to lawfully complete the transaction made the subject of each Invoice.

     8. Covenants of Seller Seller hereby covenants and agrees with Purchaser as follows:

          (a) Should Seller receive payment of all or any portion of an Account, Seller shall promptly notify Purchaser and shall hold all checks and other payments in trust for Purchaser and deliver to Purchaser such checks and other payments within two (2) business days of receipt of same.

          (b) Seller shall deliver to Purchaser upon request such resolutions or certificates as Purchaser may reasonably request from time to time to evidence Seller's power and authority to act under this Agreement.

          (c) Seller shall not change its corporate structure, existence or name without the prior written consent of Purchaser, which consent shall not be unreasonably withheld.

          (d) Seller shall promptly notify Purchaser of any change of address of Seller.

          (e) Seller shall not sell, transfer, pledge, encumber or grant a security interest in any of the Accounts than to Purchaser.

          (f) Seller shall promptly notify Purchaser of any disagreement or dispute with Customer.


Initials________

     9. Recourse Nature of Sale. If the Account is not paid by Customer within 90 days from the date of the initial payment by Purchaser, Seller shall repurchase the Account from Purchaser within ten (10) working days of demand at a re-purchase price (the "Repurchase Price") equal to one hundred percent (100%) of the Purchase Price, unless stated otherwise on the ARFR and Purchaser shall be entitled to retain the entire amount of the Contingent Reserve in payment of the Discount. The Re-Purchase Price shall be reduced by the amount of any monies collected by Purchaser on the Account from the Customer.

     10. Closing of Invoice. Upon Purchaser's good faith determination that a particular transaction relating to an Invoice has been completed, Purchaser shall close out such transaction by collecting its Discount out of the Contingent Reserve, then adjusting payment of the Purchase Price (and making any additional payments to Seller in accordance with Section 2 of this Agreement), and then refunding to Seller any remaining Contingent Reserve not applied on the Purchase Price of the particular Accounts acquired by Purchaser under this Agreement. Purchaser shall be entitled to a Discount on each Invoice calculated as follows: (I) if an Invoice is paid in full by a single payment, the Discount shall be the difference between the Purchase Price and the amount collected on the Invoice: and (ii) if an Invoice is paid in full but with more than one payment, the Discount shall be the difference between the Purchase Price and the amount collected from the Customer (calculated using a weighted average of the Discount taking into account different Discount Percentages applied on the amount collected with each payment).

     11. Right to Settle Accounts. If Seller fails to perform under its re-purchase obligation set forth in Section 9 of this Agreement, Purchaser may, in its good faith discretion, settle or compromise any Account due to a disagreement or dispute with the Customer, including, without limitation, invoicing error, dissatisfaction with the goods and/or services rendered by Seller or the inability or difficulty of the Customer to pay the full amount of the Account Receivable.

     12. No Assumption. Purchaser does not, by this Agreement, assume any obligation of Seller under any Account.

     13. Security Agreement. Contemporaneous with the execution of this Agreement, Seller is entering into a security agreement ("Security Agreement") with Purchaser, whereby Seller is granting to Purchaser a first Lien and security interest in the Accounts and the other rights and appurtenances relating thereto. Any default by Seller under the Security Agreement shall additionally constitute a default by Seller under this Agreement.

     14. Remedies. In the event of a breach by Seller of any of its representations, warranties and covenants set forth in this Agreement, or in the event Seller otherwise defaults on its obligations hereunder, Purchaser may exercise any one or more of the following remedies, to the maximum extent allowed by law:

          (a) Require Seller to re-purchase the Account pursuant to Section 9 of this Agreement;

          (b) Enforce Purchaser's rights and remedies under the Security Agreement.

          (c) If same can be accomplished peaceably, enter Seller's business premises, at a mutually agreeable time for Purchaser to review and copy all books and records relating to the Accounts.

          (d) Exercise any other rights or remedies available at law or in equity.

     15. Termination. This Agreement shall continue in full force and effect until terminated by either party upon 30 days written notice to the other. No termination shall relieve either party of any rights or obligations accrued as of the date of termination.

     16. Further Assurances. Seller and Purchaser agree to execute such further documents as may be reasonably required by the other to further the intent of this Agreement.

     17. Attorney- in- Fact. Seller hereby irrevocably appoints Purchaser, or any person designated by Purchaser, its true and lawful special attorney-in-fact and agent, with power to do the following:

          (a) Receive, open and dispose of all mail addressed to Seller and received at Setter's/Purchaser's P.O. Box.

          (b) Endorse the name of Seller on any notes, acceptances, checks, drafts, money orders or other remittances for payment of the Accounts.

          (c) Endorse the name of Seller on any invoice, freight, or express bill or bill of lading, storage receipt, warehouse receipt or other instrument or document in respect to any Account.

          (d) Sign the name of Seller to drafts against Seller, assignments or verifications of Accounts and notices to Customer.

          (e) Send notices and file liens against third parties to the same extent that Seller could do so.

          (f) Do all other acts and things necessary to carry out the intent of this Agreement.

     18. Wavier. The waiver by Purchaser of any breach or default of this Agreement on the part of Seller shall not be construed as a waiver of any subsequent breach or default. Moreover, the failure by Purchaser to exercise any right or remedy hereunder shall not operate as a waiver of such right in the future, and all rights and remedies herein provided are cumulative.

     19. Attorneys' Fees. In the event of a breach by Seller of any of its representations, warranties or covenants set forth herein and a lawsuit or other legal proceeding is initiated seeking enforcement or interpretation of this Agreement or otherwise relating thereto, Purchaser shall be entitled to recover its reasonable attorneys' fees.

     20. Interest. All monies owing pursuant to this Agreement shall bear interest commencing ten (10) days after their due date at the lesser of (a) twelve percent (12%) per annum, or (b) the maximum rate allowed by applicable law.

                                                           Initials___________

     21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     22. Severability. If any provision of this Agreement is held illegal or unenforceable, such illegality or unenforceability shall not affect the remainder of this Agreement.

     23. Entire Agreement. This Agreement and the following documents constitute the entire agreement and understanding between Seller and Purchaser.

          (a)  Officers Certification;

          (b)  One or more ARFRs;

          (c)  Security Agreement;

          (d)  UCC Financing Statement; and

          (e)  Notice(s) to Customer(s).

     24. Type of Transaction. This Agreement constitutes an account purchase transaction pursuant to Article 5069-1.14 of the Texas Revised Civil Statutes.

     25 Modifications. This Agreement may only be modified by a written instrument signed by Seller and Purchaser.

     25. Binding Effect. Subject to the provisions hereof, this Agreement shall be binding upon and inure to the benefit of Seller and Purchaser and their respective heirs, successors and assigns.

                                       CROWN FINANCIAL L. L. C., "PURCHASER"

                                       By: ___/s/ Richard D. Tribe_____
                                              --------------------
                                            Name: Richard D. Tribe

                                       Title:     Manager

                                       TORQUE ENGINEERING CORPORATION, "SELLER"

                                       By: __/s/ I. Paul Arcuri_______
                                             ------------------
                                           Name: I. Paul Arcuri

                                       Title:    V.P./CFO

         STATE OF INDIANA

         COUNTY OF ELKHART

               This instrument was acknowledged before me on May 4, 2001, by Richard D. Tribe, The Manager of Crown Financial, L.L.C., a Texas Limited liability ompany, on behalf of said corporation.

                                  Kristy Travis
                                  ---------------------------------------------
                                  Notary Public in and for the State of Indiana County of Elkhart
                                  My Commission Expires on 11-17-07
         STATE OF INDIANA

         COUNTY OF  ELKHART

               This instrument was acknowledged before me on _May 4, 2001, by Paul Arcuri, VP/CFO Torque Engineering, on behalf of said company.

                                 Kristy Travis
                                 ---------------------------------------------
                                 Notary Public in and for the State of Indiana


         Initials   KJT
                                County of Elkhart
                        My Commission Expires on 11-17-07

                               SECURITY AGREEMENT

                               Accounts Receivable

         This Security Agreement (the "Security Agreement") dated as of the 2nd day of May, 2001, between Torque Engineering Corporation whose address is 2932 Thorne Drive, Elkhart, Indiana 46514 ("Debtor"), and Crown Financial, L.L.C. whose address is 16420 Park Ten Place, Suite 125, Houston, Texas 77084, ("Secured Party"), sets forth the following agreements between Debtor and Secured Party:

I.
                   Collateral and Grant of Security Interest.

         In order to secure the prompt and unconditional performance by Debtor of all of its duties and obligations under that certain Purchase and Sale Agreement (the "Purchase and Sale Agreement") of even date herewith executed by Debtor and Secured Party (herein the "Obligations"), Debtor hereby grants to Secured Party a security interest in, mortgages, assigns, transfers, delivers, pledges and sets over to Secured Party the collateral ("Collateral") more fully described on attached Exhibit "A".

         All defined terms used in the attached Exhibit shall have the same meaning in this Security Agreement ascribed to such defined terms in Exhibit "A".

II.
                         Payment Obligations of Debtor.

          1. Debtor shall pay or cause to be paid to Secured Party any sum or sums due or which may become due pursuant to the Obligations or any instrument or instruments executed by Debtor to evidence all or any portion of the Obligations in accordance with the terms of this Security Agreement or otherwise.

          2. Debtor shall account fully and faithfully to Secured Party for proceeds from disposition of the Collateral in any manner requested by Secured Party and shall, upon request by Secured Party, pay or turn over promptly in cash, negotiable instruments, drafts, assigned accounts or chattel paper; all the proceeds so paid or turned over to Secured Party to be applied to the Obligations, subject, if other than cash, to final payment or collection.

          3. Debtor shall pay to Secured Party on demand all expenses and expenditures, including reasonable attorneys' fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under this Security Agreement, plus interest thereon at the maximum nonusurious rate permitted by applicable laws from the date such expense or expenditure was incurred or paid until repaid by Debtor.

III.
              Debtor's Representations, Warranties and Agreements.

         In order to induce Secured Party to enter into this Security Agreement, Debtor covenants, represents and warrants to Secured Party (which covenants, representations and warranties will survive the delivery of this Security Agreement) that as of the date hereof and at all times when the Obligations remain outstanding that:

          1. Debtor is the owner and holder of all the Collateral free from any adverse claim, security interest, encumbrance or other right, title or interest of any person other than Secured Party; and Debtor has full power and lawful authority to sell and assign the Collateral and to grant to Secured Party a security interest therein as herein provided, and the execution, delivery and performance hereof is not in contravention of any indenture, agreement or undertaking to which Debtor is a party or by which he is bound; and Debtor will defend, preserve and protect the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          2. Debtor has not heretofore signed any financing statement, and no financing statement is now on file in any public office covering the Collateral. Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral; and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements, pursuant to the Uniform Commercial Code, in form reasonably satisfactory to Secured Party, and will pay the cost of filing the same or filing or recording this Security Agreement in all public offices at any time and from time to time whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable, it being further stipulated in this regard that Secured Party may also at any time or times sign any counterpart of this Security Agreement signed by Debtor and file same as a financing statement if Secured Party shall elect so to do.

Initials________

          3. Debtor's principal place of business is at the address set forth herein.

          4. The Collateral shall be used solely in the ordinary course of Debtor's business, which shall not include the sale of the whole or a part of Debtor's business unless Secured Party consents in advance in writing to another use.

          5. Debtor will promptly notify Secured Party in writing of any addition to, change in or discontinuance of: (a) its address as shown herein; and (b) the location of its principal place of business as set forth in this Security Agreement.

          6. Debtor shall, at its own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as Secured Party may at any time reasonably request to protect, assure or enforce its interests, rights and remedies created by, provided in or emanating from this Security Agreement. Debtor shall furnish or cause to be furnished to Secured Party, within ten
               (10) days of a written request, financial information on any of the Collateral in a form satisfactory to Secured Party.

          7. All proceeds, money, income and benefits attributable to or accruing to the Collateral that have been sold to Secured Party pursuant to the Purchase and Sale Agreement, which Debtor is or may hereafter become entitled to receive on account of the Collateral shall be delivered immediately upon receipt thereof by Debtor to Secured Party until the Obligations are paid in full.

          8. Debtor will maintain insurance in responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Debtor operates. Upon the request of the Secured Party, Debtor will furnish Secured Party a schedule setting forth in reasonable detail the insurance coverage maintained by the Debtor, together with suitable evidence of the maintenance of such insurance.

         IV.
                                Events of Default

                  At the option of the Secured Party and without necessity of demand for payment, any other required demand, or notice (of default, of intent to accelerate maturity, of the Obligations), the Obligations shall immediately become due and payable irrespective of any agreed maturity or period of grace upon the happening of any of the following events or conditions (herein called "Event of Default"):

          1. Failure, refusal or omission to pay when due all or any portion of the Obligations or default in the performance of any obligation or covenant set forth, directly or indirectly, in this Security Agreement, or under any instrument heretofore, now or hereafter executed in connection with and as security for the Obligations, including under the Purchase and Sale Agreement.

          2. Any warranty, representation, or statement contained in this Security Agreement or any financial statement made or furnished to Secured Party by or on behalf of Debtor in connection with this Security Agreement or the Purchase and Sale Agreement proves to have been false in any material respect when made or furnished.

          3. Any encumbrance or sale of or to any of portion of the Collateral occurs (except with the express prior written consent of the Secured Party) or the making of any levy, seizure or attachment thereof or thereon.

          4. Dissolution, merger or consolidation or transfer of a substantial part of the property of Debtor.

          5.   The death of Debtor, if Debtor is a natural person.

          6. Any event occurs which causes Secured Party to believe in good faith that the prospect of payment of the Obligations secured hereby or the performance under this Security Agreement is impaired.

         V.
                      Secured Party's Rights and Remedies.

          A.       Rights Exclusive of Default.

          1. This Security Agreement, Secured Party's rights hereunder or the Obligations hereby secured may be assigned from time to time, and in any such case Secured Party's assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party, and Debtor will assert no claim or defenses it may have against Secured Party against Secured Party's assignee, except those arising out of this Security Agreement.



Initials______
                                     Page 2

          2. Secured Party may execute, sign, endorse, transfer or deliver in the name of Debtor any documents, necessary to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

          B.        Rights in Event of Default.

                  If an Event of Default shall occur or at any time thereafter, Secured Party may, at its option, declare all Obligations secured hereby, or any of them (notwithstanding any provision thereof), immediately due and payable without demand for payment, any other demand or notice of any kind, including notice of intent to accelerate or notice of acceleration and the same thereupon shall immediately become and be due and payable without demand or notice of any kind, and Secured Party shall have the right to take immediate possession of the Collateral, as more fully described on attached Exhibit "A." Debtor shall remain liable for any deficiency resulting from any foreclosure on or other lawful disposition of the Collateral.

         VI.
                             Additional Agreements.

          1. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, until all the Obligations secured hereby have been paid in full. Any future assignment or attempted assignment of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

          2. This Security Agreement shall not be construed as relieving Debtor from liability on the Obligations secured hereby and for any deficiency thereon, to the extent Debtor has liability under the Purchase and Sale Agreement.

          3. With respect to the Obligations and this Security Agreement, Debtor and all guarantors hereby waive notice of default, demand for payment, notice of intent to accelerate, notice of acceleration, presentment, notice of dishonor and any requirement that Secured Party first attempt to collect the Obligations from any other party. Debtor and all guarantors also waive all defenses of a surety at law or in equity, including, without limitation, those set forth in Rule 31 of the Texas Rules of Civil Procedure, Sections 17.001 and 34.005 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

          4. Any notice required hereunder, or sent to any party hereto or in connection herewith shall be in writing and shall be considered properly given if mailed by first class U.S. Mail, postage prepaid, certified or registered with return receipt requested, or delivered in person to the intended addressee, and shall be addressed to Debtor and/or Secured Party, as the case may be, at:

                  If to Debtor: Torque Engineering Corporation
                                2932 Thorne Drive
                                Elkhart, Indiana  46514


                  If to Secured Party:    Crown Financial, L. L. C.
                                          16420 Park Ten Place
                                          Suite 125
                                          Houston, Texas 77084









Initials ________

Written Notice shall be deemed received three (3) calendar days after deposit in the U.S. Mail, postage prepaid, certified or registered with return receipt requested, addressed to a party hereto, as the case may be, at the address set forth above. Any party may change its mailing address at any time by giving written notice of such change to the other party in the manner provided for herein at least thirty (300 days prior to the dates such change is effected. Debtor agrees and stipulates that written notice mailed to Debtor ten (10) days prior to the date of any foreclosure sale or other lawful disposition of the Collateral or any portion thereof shall constitute reasonable notice.

          5. Subject to the provisions hereof, all rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtor shall bind its heirs, successor or assigns.

          6. This Security Agreement has been made in and shall be governed by the laws of the State of Texas in all respects, including matters of construction, validity, enforcement and performance, and may not be amended (nor may any of its terms be waived) except in writing duly signed by Secured Party or an authorized officer of Secured Party and Debtor. Except as the context may otherwise require, any term used herein that is defined in Articles 1, 5 or 9 of the Texas Uniform Commercial Code shall have the meaning given therein. The Obligations of Debtor under this Security Agreement are performable in Houston, Harris County, Texas.

          7. As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

                  EXECUTED at different times and different places but the parties hereto agree that the day and year first above written shall be the effective date hereof.

                                      TORQUE ENGINEERING CORPORATION "DEBTOR"

                                               By:   /S/I. PAUL ARCURI
                                                     -----------------
                                               Name:    I. Paul Arcuri
                                               Title:         V.P./CFO


                                      CROWN FINANCIAL, L. L. C., "SECURED PARTY"

                                               By:   /S/RICHARD D. TRIBE
                                                     -------------------
                                               Name:    Richard D. Tribe
                                               Title:         Manager


         STATE OF INDIANA

         COUNTY OF ELKHART

          This instrument was acknowledged before me on May 4 , 2001, by I. Paul Arcuri, , on behalf of said company.

                                   /S/KRISTY TRAVIS
                          --------------------------------------------
                          Notary Public in and for the State of Indiana

         STATE OF TEXAS

         COUNTY OF ______________

                  This instrument was acknowledged before me on ___________________, 2001 by _____________________, Individual on behalf of said company.

                                     ----------------------------------
                                     Notary Public in and for the State of Texas





Initials___

                                   EXHIBIT "A"

                                   COLLATERAL


         All of Debtor's accounts receivable presently existing or hereafter acquired accounts, general intangibles and any and all proceeds and replacements thereof (all such terms having the same meanings assigned them in the Uniform Commercial Code), plus all equipment, furniture, fixtures, and procee









Initials______

                               GUARANTY AGREEMENT


     1. The undersigned (hereinafter called "Guarantors," whether one or more and sometimes "Guarantor," if only one), for value received, the receipt and sufficiency of which is hereby acknowledged, and for and in consideration of Crown Financial, L. L. C. ("Purchaser") entering into that certain Purchase and Sale Agreement (the "Agreement") of even date herewith between Purchaser and Torque Engineering Corporation, ("Seller") as well as in consideration for Purchaser acquiring from time to time certain accounts receivable from Seller pursuant to the Agreement, do hereby, jointly and severally, absolutely and unconditionally, guarantee to Purchaser the prompt and full performance by Seller of the representations, warranties and covenants (hereinafter together call "Obligations"), of Seller to Purchaser under or relating to the Agreement.

     2. This is a continuing guaranty and shall not be wholly or partially satisfied or extinguished by Guarantors' performance hereunder, including payment of all amounts due as of any specified date, but shall continue in full force and effect as against each of the respective Guarantors for the full amount above specified as to all Obligations created, incurred or arising prior to the time notice of termination is give by the respective Guarantors to Purchaser under the provisions of paragraph 3, and until full performance by Seller under the Agreement.

     3. Guarantors, or any one of them, may give written notice, in accordance with this paragraph, to Purchaser that the Guarantor or Guarantors giving such notice will not be liable hereunder for any Obligations created, incurred or arising on accounts receivable acquired by Purchaser more than sixty (60) days after the effective date of such notice. Such notice will be effective as to the Guarantor or Guarantors who give such notice from and after (but not before) such time as said written notice is actually delivered to, received by and receipted for in writing by Purchaser; provided however, such notice shall not in any way affect, impair or limit the liability of the Guarantor or Guarantors giving such notice with respect to Obligations created, incurred or arising prior to the effective date of such notice, or in respect to interest or costs of collection thereafter accruing on or with respect to such Obligations, or with respect to such Obligations, or with respect to attorneys' fees thereafter becoming payable hereunder with respect to such Obligations.

     4. In the event of death of any Guarantor, the Obligations of the deceased Guarantor shall continue in full force and effect as to all indebtedness that shall have been created or incurred by Seller or which may thereafter be incurred for which Purchaser has, prior to Guarantor's death, legally committed to lend to Seller prior to the time when Purchaser shall have received notice, in writing, of termination in accordance with paragraph 3. Notwithstanding the death of a Guarantor, this guaranty shall continue in full force and effect as a guaranty by the surviving Guarantors.

     5. The release by Purchaser of one or more Guarantors under this guaranty shall not affect the remaining Guarantors hereunder who shall remain fully liable in accordance with the terms of this guaranty.

     6. Guarantors further, jointly and severally, agree to pay to Purchaser or to its successors or assigns, all reasonable attorneys' fees incurred in enforcing this guaranty, or, the holder hereof may elect to recover fifteen percent (15%) of the amount then unpaid by Guarantors as attorneys' fees, if the indebtedness and Obligations guaranteed hereunder are not paid by the Guarantors upon demand when due as required herein or if this guaranty is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever, and should it be necessary to reduce Purchaser's claim to judgment, said judgment shall bear interest at the rate of ten percent (10%) per annum.

     7. All indebtedness of Seller to Guarantors, whether now existing or hereafter arising (including indebtedness resulting from this guaranty) is hereby assigned to Purchaser to the extent of the amount of this guaranty as security for the payment of all liability or liabilities of Seller or Purchaser. To the extent the indebtedness of Seller to Guarantors (whether now existing or hereafter arising) exceeds the amount of this guaranty, such indebtedness is hereby subordinated to all liability or liabilities of Seller to Purchaser.

     8. Guarantors waive notice of acceptance of this guaranty and of any liability to which it applies or may apply, and waive presentment and demand for payment thereof, notice of dishonor or nonpayment thereof, notice of acceleration, collection or instigation of suit or any other action by Purchaser in collection thereof including any notice of default in payment thereof or other notice to, or demand of payment therefor on, any party. Guarantors waive all defenses of a surety, at law or in equity, with respect to this guaranty, including, without limitation, (a) any rights of a surety to insist upon a creditor first exhausting all remedies against the primary obligor of a debt or other collateral securing the debt, and (b) those set forth in Rule 31 of the Texas Rules of Civil Procedure, Sections 17.001 and 34.005 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

     9. Purchaser may, at its option, at any time without the consent of or notice to Guarantors, without incurring responsibility to Guarantors, without impairing or releasing the Obligations of the Guarantors, upon or without any items or conditions and in whole or in part (a) change the manner, place or terms of payment or change or extend the time of performance of, renew, or alter any liability of Seller hereby guaranteed, or any liabilities incurred directly or indirectly hereunder, and the guaranty herein made shall apply to the liabilities of Seller, changed, extended, renewed or altered in any manner, (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure or securing the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any offset against any said liabilities, (c) exercise or refrain from exercising any rights against Seller to others, or otherwise act or refrain from acting, and (d) settle or compromise any liabilities hereby guaranteed or hereby incurred, and may subordinate the payment of all or any part of such liabilities to the payment of any liabilities which may be due to Purchaser or others. Purchaser may, at its option, without the consent of or notice to Guarantors, apply to the payment of the liability created by this guaranty, at any time after such liability becomes payable, any monies, property, or balance on deposit belonging to any of Guarantors.

     10. Suit may be brought against the Guarantors, jointly and severally, and against one or more of them, less than all, without joining Seller or any account debtor as a party, and without impairing the rights of Purchaser, its successors or assigns, against each of Guarantors; and Purchaser may release one or more of the Guarantors or settle with such persons as Purchaser deems fit without releasing or impairing the rights of Purchaser to demand and collect the balance of such indebtedness from the other remaining Guarantors not so released. It is agreed among the Guarantors, however, that such settlement and release shall in no way impair the rights of the Guarantors as among themselves.

     11. This guaranty is for the benefit of Purchaser, and for such other persons as may from time to time become or be the beneficiaries of Purchaser's rights under the Agreement, and this guaranty shall be transferable and negotiable, with the same force and effect and to the same extent as Purchaser's rights under the Agreement may be transferable; it being understood that upon the assignment or transfer by Purchaser of any of Purchaser's rights under the Agreement, the legal owner of Purchaser's rights under the Agreement shall have all of the rights granted to Purchaser under this guaranty.

     12. Purchaser, its successors and assigns shall not be liable for failure to use diligence in the collection of any matters hereby guaranteed, or in preserving the liability of any person liable thereon, and the Guarantors hereby waive presentment for payment, notice of nonpayment, notice of acceleration, protest and notice thereof, and diligence in bringing suit against any person liable for any Obligations hereby guaranteed. Payment of all amounts hereunder shall be made at the offices of Purchaser in Houston, Harris County, Texas.

     13. If this guaranty is given by a corporation, then the undersigned guaranteeing corporation does hereby acknowledge that it has investigated fully the benefits and advantages which will be derived by it from execution of and performance under this guaranty, and the Board of Directors of the guaranteeing corporation has decided that, and the guaranteeing corporation does hereby acknowledge, warrant and represent that, a direct or an indirect benefit will accrue to the guaranteeing corporation by reason of execution of and performance under this guaranty and that a resolution to such effect has been duly adopted by the board of directors of the corporation.

                  EXECUTED 2nd day of May, 2001.

                  ADDRESS  2932 Thorne Drive
                           Elkhart, Indiana  46514

                                                 I. Paul Arcuri
                                          ---------------------
                                                 I. Paul Arcuri
                  STATE OF INDIANA

                  COUNTY OF ELKHART

               This instrument was acknowledged before me on May 4, , 2001, by
          I. Paul Arcuri, individually.

                                           Kristy J. Travis
                                  -----------------------------------
                                  Notary Public in and for the State of Indiana Elkhart County
                                  My Commission Expires on 11-17-07